Securities and Exchange Commission
Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 18, 2009

BAY ACQUISITION CORP.
 (Name of Registrant as specified in its charter)

SECURELOGIC CORP.
(Former Name of Registrant)

Nevada	000-28099	77-0571784
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

420 Lexington Avenue
Suite 2320
New York, NY 10170
 (212) 661-6800
(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Statement

Bay Acquisition Corp, formerly, SecureLogic Corp. (which may be referred to herein as we, us or the Company) is filing this Amendment to its Current Report on Form 8-K/A as of May 18, 2009 to add Exhibit 16.  The remainder of the Current Report filed with the Securities and Exchange Commission on July 20, 2009 remains unchanged.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  July 28, 2009

Bay Acquisition Corp.

/s/ Paul Goodman
By: Paul Goodman, President